UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                       November 5, 1999 (November 5, 1999)
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                Date of Report (Date of earliest event reported)



                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



       New Jersey                     0-11201                     22-1642321
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(State or other jurisdiction       (Commission                  (IRS Employer
    of incorporation)              File Number)              Identification No.)



      41 Fairfield Place, West Caldwell, New Jersey          07006-6287
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      (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code      (973) 575-1300
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
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         Registrant's press release dated November 5, 1999 is filed herewith as
Exhibit 20 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
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         (c)   Exhibits.
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               20. Press Release of Registrant dated November 5, 1999.



                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MERRIMAC INDUSTRIES, INC.
                                                     -------------------------
                                                           (Registrant)


                                                   By  /s/ Robert V. Condon
                                                     -------------------------
                                                       Robert V. Condon
                                                     Vice President, Finance and
                                                       Chief Financial Officer


Date:  November 5, 1999


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                                  EXHIBIT INDEX



                                                                   Sequentially
Exhibit                                                            Numbered Page
-------                                                            -------------


   20.            Press Release of Registrant dated
                  November 5, 1999.